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______________________________________________________________________________
______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



June 18, 1999
Date of Report

(Earliest Reported
Event is May 19, 1999)

                           PHP HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission File No. 0-16235


          Delaware                                           54-1023168
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or jurisdiction)


1850 Centennial Park Drive
Reston, Virginia                                       20191
(Address of principal                          (Zip Code)
executive offices)


                                 (703) 295-6700
              Registrant's telephone number, including area code:

______________________________________________________________________________
(Former names or former address, if changed since last report)
                           11440 Commerce Park Drive
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                             Reston, Virginia 20191
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Item 5.  Other Events
---------------------

     As previously reported by PHP Healthcare Corporation (the "Company" or the "Debtor"), on November 19, 1998, the Company filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 98-2608(MFW), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). In accordance with its Chapter 11 reporting obligations, the Company filed its monthly operating report for the month ended April 1999 (the "Monthly Report") with the Office of the U.S. Trustee and the Bankruptcy Court on May 19, 1999. The Monthly Report is attached to this Current Report on Form 8-K as Exhibit 99.1. Due to the volume of documents and the expense associated with the electronic filing of the Monthly Report in its entirety, certain exhibits and attachments to the Monthly Report are not attached as part of Exhibit 99.1, but are available upon request from the Office of the United States Trustee or the Bankruptcy Court. In addition, the Company agrees that it will furnish copies of the omitted attachments (i) without cost to any stockholder of the Company who so requests and (ii) to the Commission upon its request.

     On May 21, 1999, the Company and NationsBank, N.A., a partially secured creditor of the Company ("NationsBank," and, collectively with the Debtor, the "Proponents"), filed a Joint Plan of Liquidation, dated May 19, 1999, for the Company (the "Plan") and a proposed Disclosure Statement (the "Proposed Disclosure Statement") to accompany the Plan. The Plan is attached to this Current Report on Form 8-K as Exhibit 99.2. All capitalized terms utilized in this Form 8-K, unless otherwise defined herein, have the meanings ascribed to them in the Plan. In addition, the following description is qualified in its entirety by reference to the Plan, which is incorporated herein. A hearing to consider the approval of the Proposed Disclosure Statement, as it may be amended, will be held before the Bankruptcy Court on June 25, 1999. Objections, if any, to the approval of the Proposed Disclosure Statement must be received by the Bankruptcy Court no later than June 21, 1999. A copy of the Proposed Disclosure Statement is available, without cost, to any stockholder of the Company upon request served upon the Debtor addressed to Logan & Company, Inc., 615 Washington Street, Hoboken, NJ 07030, Re: PHP Healthcare Corporation.

     The Plan, if approved, classifies holders of Claims and Equity Interests separately and provides different treatment for different classes of Claims and Equity Interests in accordance with the Bankruptcy Code. In general, the Plan provides for the payment in cash of Allowed Administrative Claims and Allowed Priority Claims (except for the Allowed Priority Claim of NationsBank). The Plan also creates two liquidating entities. One of these entities will be created for the benefit of NationsBank with respect to its secured claim, which will be satisfied through the Debtor's transfer of certain collateral to this entity. The other entity, a limited liability company to be formed under Delaware law (the "Liquidating LLC"), will be managed by a representative selected by the Committee of Unsecured Creditors (the "Liquidating Agent"), and will be administered generally for the benefit of holders of Allowed Unsecured Claims, which will be entitled to receive membership interests in the Liquidating LLC and the resulting distributions on account of their respective interests (as described in Section 7.4 of the Plan). The recoveries to be received by holders of Allowed Unsecured Claims will depend upon, among other things, the ability of the Liquidating Agent to realize upon the value of the assets comprising the Liquidating LLC, which will be listed on Exhibit 1.1.23 of the Plan (when the Plan is amended).
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     The Company believes that the Plan will yield to holders of Claims and
Equity Interests an amount at least equal to what would be available for their respective Claims and Interests in a liquidation of the Company under Chapter 7 of the Bankruptcy Code. The Company believes that holders of Class 4 Claims (Unsecured Claims) will enjoy a greater recovery under the Plan due to (i) avoiding under the Plan the increased costs and expenses of a Chapter 7 liquidation associated with fees payable to a Chapter 7 trustee and its professionals; (ii) the availability under the Plan of the $250,000 Plan Fund to initiate litigation and administration of the Assets, which would not be available in a Chapter 7 liquidation; and (iii) the Plan's provision for the preferential sharing in the first $5,000,000 of distributions by the Liquidating LLC among Class 4 Claim holders due to NationsBank's consensual non-participation in these distributions. In addition, holders of Administrative and Priority Claims have no assurance of being paid in a Chapter 7 liquidation of the Company, while the Plan provides for the Available Cash Collateral to pay Administrative and Priority Claims in cash upon allowance. As a result of these factors, the Company believes that the Plan provides a superior recovery for holders of Claims compared to a Chapter 7 liquidation. If the Plan is not confirmed by the Bankruptcy Court and consummated, or another plan is not approved by the Bankruptcy Court in lieu thereof, the Debtor believes that its only realistic alternative is for its liquidation under Chapter 7 of the Bankruptcy Code.

     The holders of Equity Interests will not receive or retain any interest or property under the Plan, except the beneficial interests in the custodial trust established pursuant to section 8.1.2 of the Plan, on account of which the Debtor anticipates no payment of money or any other consideration. Accordingly, if the Plan is confirmed by the Bankruptcy Court, on the effective date of the Plan the certificates that previously evidenced ownership of shares of Common Stock and Preferred Stock of the Company shall be canceled and shall be null and void, and the holders thereof shall have no rights thereunder, and such certificates shall evidence no rights.

     The Proponents may alter, amend, or modify the Plan under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date so long as the Plan, as modified, meets the requirements of sections 1123 and 1123 of the Bankruptcy Code. After the Confirmation Date and prior to the Effective Date, the Proponents may alter, amend, or modify the Plan in accordance with section 1127(b) of the Bankruptcy Code. In addition, the Plan may be revoked or withdrawn prior to the Confirmation Date by the Proponents. If the Plan is revoked or withdrawn prior to the Confirmation Date, then the Plan shall be deemed null and void. There can be no assurance that the Plan will be confirmed by the Bankruptcy Court.

     This Form 8-K does not contain or purport to be a complete description of the Plan or the applicable provisions of the Bankruptcy Code.
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits.  The following exhibits are furnished as part of this report:

         Exhibit                  Description
         -------                  -----------

         99.1 Monthly Operating Report of PHP Healthcare Corporation as filed with the Office of the U.S. Trustee and the United States Bankruptcy Court for the District of Delaware on May 19, 1999.

         99.2 Joint Plan of Liquidation for PHP Healthcare Corporation as filed with the United States Bankruptcy Court for the District of Delaware on May 21, 1999.



FORWARD LOOKING STATEMENTS

          This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PHP HEALTHCARE CORPORATION


                              By:    /s/ Anthony M. Picihi
                                    ---------------------------------
                                    Name:  Anthony M. Picihi
                                    Title: Executive Vice President

Dated: June 18, 1999
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                                 EXHIBIT INDEX


     Exhibit                  Description
     -------                  -----------

     99.1 Monthly Operating Report of PHP Healthcare Corporation as filed with the Office of the U.S. Trustee and the United States Bankruptcy Court for the District of Delaware on May 19, 1999.

     99.2 Joint Plan of Liquidation for PHP Healthcare Corporation as filed with the United States Bankruptcy Court for the District of Delaware on May 21, 1999.